UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 29, 2010 (January 28, 2010)
Date of Report (Date of earliest event reported)

CARE INVESTMENT TRUST INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-33549 (Commission File Number)	38-3754322 (I.R.S. Employer Identification No.)

505 Fifth Avenue, 6th Floor, New York, New York (Address of principal executive offices)	10017 (zip code)
Registrant’s telephone number, including area code: (212) 771-0505
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On January 28, 2010, Alexandra Lebenthal resigned from the Board of Directors of Care Investment Trust Inc. due to time constraints resulting from her other business commitments.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 29, 2010

CARE INVESTMENT TRUST INC.
By:	/s/ Paul F. Hughes
	Name:	Paul F. Hughes
	Title:	Chief Compliance Officer & Secretary